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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2004

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	98-0390500 (IRS Employer Identification Number)

001-13836
(Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant's Telephone Number, including Area Code)

Item 5.    Other Events

        On May 27, 2004, the Company issued the press release attached as Exhibit 99.1 to this report and incorporated in this Item 5 by reference.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press release issued May 27, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD. (Registrant)

By:	/s/ EDWARD D. BREEN Edward D. Breen Chairman and Chief Executive Officer

Date: May 27, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued May 27, 2004

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX